Exhibit 10.213

“CONFIDENTIAL TREATMENT REQUESTED BY CYGNUS, INC.

FIRST AMENDMENT TO

MUTUAL TERMINATION OF

WAREHOUSE DISTRIBUTION CONTRACT

between

UPS SUPPLY CHAIN MANAGEMENT, INC.

and

CYGNUS, INC.

This First Amendment, having an Effective Date of September 26, 2002 to the Mutual Termination of the Warehouse Distribution Contract, having an effective date of September 10, 2002 (hereinafter “Mutual Termination”), is between UPS Supply Chain Management, Inc. (hereinafter “SCM”), f/d/b/a Livingston Healthcare Services Inc., having a principal place of business at 220 Lake Drive, Newark, DE 19702, and Cygnus, Inc. (hereinafter “Client”), having its principal place of business at 400 Penobscot Drive, Redwood City, CA 94063.

RECITALS

WHEREAS, SCM now wishes to purchase from Client the equipment set forth on Exhibit C.1 of the Warehouse Distribution Contract, and Client is willing to sell said equipment to SCM;

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereby agree to amend the Mutual Termination as follows:

1.               Client will sell the equipment set forth on Exhibit C.1 of the Warehouse Distribution Contract to SCM for a purchase price of [CONFIDENTIAL TREATMENT REQUESTED BY CYGNUS, INC.].  Such sale shall be on an as-is basis, with no warranties or representations whatsoever regarding the equipment.

2.               SCM shall return the following Client equipment to Client on or before October 15, 2002:

Equipment at Rancho Cucamonga, CA:

a.                                       [CONFIDENTIAL TREATMENT REQUESTED BY CYGNUS, INC.]

b.                                      [CONFIDENTIAL TREATMENT REQUESTED BY CYGNUS, INC.]

c.                                       [CONFIDENTIAL TREATMENT REQUESTED BY CYGNUS, INC.]

d.                                      [CONFIDENTIAL TREATMENT REQUESTED BY CYGNUS, INC.]

Equipment at Newark, DE:

a.                                       [CONFIDENTIAL TREATMENT REQUESTED BY CYGNUS, INC.]

b.                                      [CONFIDENTIAL TREATMENT REQUESTED BY CYGNUS, INC.]

c.                                       [CONFIDENTIAL TREATMENT REQUESTED BY CYGNUS, INC.]

3.               The parties agree that Client will short-pay SCM by an amount of [CONFIDENTIAL TREATMENT REQUESTED BY CYGNUS, INC.] on the current invoice for the one-time payment of [CONFIDENTIAL TREATMENT REQUESTED BY CYGNUS, INC.] , so as to settle the [CONFIDENTIAL TREATMENT REQUESTED BY CYGNUS, INC.] owed by SCM to Client pursuant to Paragraph 1 above.  Client agrees to pay SCM the resulting amount of [CONFIDENTIAL TREATMENT REQUESTED BY CYGNUS, INC.].

4.               Except for the changes reflected in this Amendment, the Mutual Termination remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Termination.

UPS SUPPLY CHAIN MANAGEMENT, INC.

By:
Name:
Title:
Dated:

CYGNUS, INC.

By:	/s/ John C Hodgman
Name:	John C Hodgman
Title:	Chairman, President & CEO
Dated:	Sept 26, 2002